EXHIBIT 10.2

Independent Auditors’ Consent

We consent to the incorporation by reference in the Registration Statement No. 333-12670, 333-12672, 333-98425 and 333-101452 of 02Micro International Limited on Form S-8 of our report dated January 24, 2002, appearing in this Annual Report on Form 20-F of 02Micro International Limited for the year ended December 31, 2002.

/S/    TN SOONG & CO

T N Soong & Co

(An Associate Member Firm of Deloitte Touche Tohmatsu Effective April 22, 2002)

(Formerly a Member Firm of Andersen Worldwide, SC)

Taipei, Taiwan, the Republic of China

May 5, 2003